[LOGO] Life Investors Insurance Company of America     HOME OFFICE:
                                                  4333 EDGEWOOD RD., N.E.
                                                  CEDAR RAPIDS, IA 52499

                                                  New Business

                                                  Conversion Policy # __________

                                                  Rewrite Number _______________

                         APPLICATION FOR LIFE INSURANCE

Agent Name: ___________________________________________

Agent Number: _________________________________________

Broker/Dealer:(If Applicable) _________________________

Date Faxed: (If Applicable) ___________________________

Amount of initial premium with application       $ ________________

Amount to be applied to application
                                                 $ ________________

                                                 $ ________________

                                                 $ ________________
                                      DO:
                              ------------------
o    Complete the entire application (front and back).

o    Print application in black ink.

o    Have applicant initial all changes.

o    Obtain all required signatures.

o    Include certification if a trust is owner of the policy.

o    Attach additional sheet of paper if necessary.

                                     DON'T:
                              ------------------
o    Do not use pencil or whiteout.

o    Do not accept or send money on applications that total more than
     $1,000,000.00

o    Do not submit an agent check as the initial premium.

o    Do not submit starter checks or deposit slips for checkomatic withdrawals.

LIFE APPLICATION-PART 1 - Life Investors Insurance Company of America
                                                          APPLICATION #_________

SECTION 1. PROPOSED PRIMARY INSURED

1. Last Name                              First Name                      M.I.
________________________________________|_______________________________|_______

2. Address                     Apt#       City
_____________________________|__________|_______________________________________

State  Zip Code  3. Years at Address 4. Home Phone 5.Driver License Number State
______|_________|___________________|_____________|_______________________|_____
6. Sex    7. Date of Birth     8. Age       9. Place of Birth - State/County
o Male         MM-DD-YYYY
o Female |_____________________|____________|_______________________________
10. Social Security Number
__________________________

11. Height 12. Weight  13. Marital Status 14. Employer                     Years
   ft   in        lbs
___________|___________|_________________|_________________________________|____

15. Occupation & Duties
________________________________________________________________________________
16. Employer's Address                              17. Business Phone Number
                                                           (   ) -_____-________
____________________________________________________|___________________________

18.  Have you used TOBACCO or any other product containing NICOTINE in the last
     5 years?   [ ] No   [ ] Yes, Date of last use ________________

19. Rate Class Quoted: [ ] Preferred non-tobacco [ ] Preferred tobacco
                       [ ] Standard non-tobacco  [ ] Standard tobacco
                       [ ] Preferred Plus (Term Only)
                       [ ] Other _______________________________________________

SECTION 2. PROPOSED ADDITIONAL/JOINT INSURED - if more than one please use a supplemental application
1. Last Name                              First Name                      M.I.
________________________________________|_______________________________|_______

2. Address                     Apt#       City
_____________________________|__________|_______________________________________

State  Zip Code  3. Years at Address 4. Home Phone 5.Driver License Number State
______|_________|___________________|_____________|_______________________|_____
6. Sex    7. Date of Birth     8. Age       9. Place of Birth - State/County
o Male        MM-DD-YYYY
o Female |_____________________|____________|_______________________________
10. Social Security Number
__________________________

11. Height 12. Weight  13. Marital Status 14. Relationship to Proposed Insured
   ft   in        lbs
___________|___________|_________________|______________________________________

15. Employer                      Years
_________________________________|_______

16. Occupation & Duties
________________________________________________________________________________

17. Employer's Address                              18. Business Phone Number
                                                           (   ) -_____-________
____________________________________________________|___________________________

19.  Have you used TOBACCO or any other product containing NICOTINE in the last
     5 years?   [ ] No   [ ] Yes, Date of last use ________________

20. Rate Class Quoted: [ ] Preferred non-tobacco [ ] Preferred tobacco
                       [ ] Standard non-tobacco  [ ] Standard tobacco
                       [ ] Preferred Plus (Term Only)
                       [ ] Other _______________________________________________

SECTION 3. APPLICANT/OWNER IF OTHER THAN THE PROPOSED PRIMARY INSURED

1. Last Name                              First Name                      M.I.
________________________________________|_______________________________|_______

2. Address                     Apt#       City
_____________________________|__________|_______________________________________

State  Zip Code  3. Home Phone          4. Social Security Number/Tax ID#
                 (   ) -_____-_________
______|_________|_______________________|________________________

5. Date of Birth/Trust Date  6. Relationship to the Proposed Primary Insured
   M M - D D - Y Y Y Y
_____________________________|__________________________________________________

SECTION 4. CHILDREN'S INSURANCE RIDER

COVERAGE AMOUNT ($1,000 MINIMUM TO $15,000 TERM/25,000 UL MAXIMUM COVERAGE FOR
                CHILDREN 18 AND UNDER)   $ __________________________

Name     Relationship      Date of Birth    Height        Weight
----------------------------------------------------------------------
________|__________________|MM-DD-YYYY    ____ft______in|__________lbs
----------------------------------------------------------------------
________|__________________|MM-DD-YYYY    ____ft______in|__________lbs
----------------------------------------------------------------------
________|__________________|MM-DD-YYYY    ____ft______in|__________lbs
----------------------------------------------------------------------
Are all children listed?   [ ] Yes [ ] No

Are children living with proposed primary insured? [ ] Yes [ ] No

If not, explain why: ___________________________________________________________

LIFE APPLICATION
________________________________________________________________________________

SECTION 5. PRIMARY BENEFICIARY - If percentage shares are not given they will be equal, or to the survivor

Name              Percent      Relationship       Social Security Number/Tax ID#
--------------------------------------------------------------------------------
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

SECTION 6. CONTINGENT BENEFICIARY - If percentage shares are not given they will be equal, or to the survivor

Name              Percent      Relationship       Social Security Number/Tax ID#
--------------------------------------------------------------------------------
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

SECTION 7. PROPOSED PLAN OF INSURANCE:

1. [ ] Universal Life __________________________________________________________
   [ ] Variable Life (complete sections 11-16) _________________________________
   [ ] Term Life (indicate term period) ________________________________________
   [ ] Joint Life ______________________________________________________________
   [ ] Other ___________________________________________________________________

2. No Lapse Period (if applicable) [ ] 20 years [ ] 30 years [ ] Age 100

3. Modal Premium $ _____________________________________________________________
   [ ] Include rider(s) in stated premium

4. Face/Specified Amount $ _____________________________________________________

5. Excess: Modal Premium $ _____________________________________________________
           Lump Sum Deposit $ __________________________________________________

6. Total Initial Life Premium $ ________________________________________________

7. Automatic Premium Loan (APL) [ ] Yes  [ ] No
   Automatic Premium Payment Authorization (APPA) [ ] Yes  [ ] No

8. If Application is approved other than as requested:
   [ ] Adjust premium  [ ] Adjust face

9. Benefit/Riders                                  Benefit Units
                                                   Monthly $ Amount
   [ ] Waiver of Premium Benefit (WP)              _______________________
   [ ] Waiver of Monthly Deduction                 _______________________
   [ ] Children's Rider                            _______________________
   [ ] Additional Insured Rider (AIR)              _______________________
   [ ] Base Insured Rider (BIR)                    _______________________
   [ ] Accidental Death Benefit (ADB)              _______________________
   [ ] Guaranteed Insurability Rider (GIR)         _______________________
   [ ] Double Waiver of Premium (DWP)              _______________________
   [ ] Completion of Deposit Rider (CDR)           _______________________
   [ ] Income Replacement Rider (IRBR)             _______________________
   [ ] Level Term Period (years)  [ ]10    [ ]15    [ ]20    [ ]25   [ ]30
   [ ] Other ___________________________________   _______________________
   [ ] Other ___________________________________   _______________________

SECTION 8. DEATH BENEFIT OPTION:

                   [ ] A) Level benefit   [ ] B) Increasing benefit

SECTION 9. PREMIUMS PAYABLE:

Planned Modal Premium: $_____________________

Billing Method:     [ ] Checkomatic ____|____  Draft Date (1ST thru 28TH)

                    [ ] Payroll Deduct     [ ] Direct Bill  [ ] Military Allot
                    [ ] Civil Service Allot

Billing Frequency:  [ ] Single Premium     [ ] Semi-annual  [ ] Monthly
                    [ ] Annual             [ ] Quarterly    [ ] Other___________
Billing Address:________________________________________________________________

SECTION 10: OTHER INSURANCE IN FORCE FOR ALL PROPOSED INSUREDS NONE

Proposed Insured Name    Company   Amount of insurance  Year issued Replacement?
_________________________|_________|_|_|_|_|_|_|_|_|_|__|__________|___Yes ___No

_________________________|_________|_|_|_|_|_|_|_|_|_|__|__________|___Yes ___No

_________________________|_________|_|_|_|_|_|_|_|_|_|__|__________|___Yes ___No

_________________________|_________|_|_|_|_|_|_|_|_|_|__|__________|___Yes ___No

IS THIS INTENDED TO BE A 1035 EXCHANGE? [ ] Yes [ ] No [ ]
Anticipated Cash Value Transfer $ __________________________

1.   Will the insurance applied for on any proposed insured
     replace or change any existing life or annuity policy?   [ ] Yes [ ] No

     IF YES, COMPLETE REPLACEMENT FORMS, IF APPROPRIATE.

2.   To your knowledge, will the initial and/or future
     premiums come from dividends, policy loans, withdrawals
     or cash surrender? If yes, provide details below.        [ ] Yes [ ] No

Life Investors Policy number __________________________   [ ] Non-Life Investors

Dividends $________________________________________    Loan $___________________

Surrender: [ ] Yes [ ] No

LIFE APPLICATION
________________________________________________________________________________

SECTION 11. PERSONAL FINANCIAL STATEMENT

A) Gross Income Current Yr  $ ______ _________ _________

B) Gross Income Previous Yr $ ______ _________ _________

C) Net Worth                $ ______ _________ _________

For over $1 million applied coverage complete a separate financial questionnaire

12. COMPLETE FOR BUSINESS COVERAGE

A) Current Estimated Market Value $________ ________ ______

B) Assets                         $________ ________ ______

C) Liabilities                    $________ ________ ______

D) Net Worth                      $________ ________ ______

E) Percentage of business owned by Proposed Insured _________%

SECTION 13. PREMIUM ALLOCATIONS - (For Variable Plans Only) Must add up to 100%
                                   and be a whole number.

            5% minimum for each allocation/limit of 10 funds

JANUS GROWTH         __|__|__%   AIM GROWTH             __|__|__%  OPPEN. HIGH INCOME     __|__|__%

JANUS WORLDWIDE GRO. __|__|__%   AIM INTERN. EQUITY     __|__|__%  FIDELITY INDEX 500     __|__|__%

JANUS BALANCED       __|__|__%   AIM GOV. SECURITIES    __|__|__%  FIDELITY MONEY MKT.    __|__|__%

JANUS AGGR. GROWTH   __|__|__%   OPPEN. GROWTH & INC.   __|__|__%  FIDELITY GROWTH        __|__|__%

JANUS CAPITAL APPR.  __|__|__%   OPPEN. MULTIPLE STRAT. __|__|__%  FIDELITY CONTRAFUND    __|__|__%

AIM VALUE            __|__|__%   OPPENHEIMER BOND       __|__|__%  FIDELITY GROWTH & INC. __|__|__%

AIM CAPITAL APPREC.  __|__|__%   OPPEN. STRAT. BOND     __|__|__%  FIXED ACCOUNT          __|__|__%

OTHER ____________   __|__|__%   OTHER________________  __|__|__%  OTHER _______________  __|__|__%

SECTION 14. Investment Objective

[ ] Long-Term Growth   [ ] Tax Credit            [ ] Short-Term Growth
[ ] Income             [ ] Safety of Principal   [ ] Other _____________________

SECTION 15. SUITABILITY FOR VARIABLE LIFE INSURANCE POLICY - Complete for all
                                                             variable plans

A)     Have you, the Proposed Insured, and Purchaser, if
       other than the Proposed Insured, received the current
       Prospectus for the policy?                                 [ ] Yes [ ] No

B)     DO YOU UNDERSTAND THAT UNDER THE POLICY APPLIED FOR
       (EXCLUSIVE OF ANY OPTIONAL BENEFITS), THE AMOUNT OF
       DEATH BENEFIT AND THE ENTIRE AMOUNT OF THE POLICY
       VALUE MAY INCREASE OR DECREASE DEPENDING UPON THE
       INVESTMENT EXPERIENCE?                                     [ ] Yes [ ] No

C)     With this in mind, is the policy in accord with your
       insurance objectives and your anticipated financial
       needs?                                                     [ ] Yes [ ] No

SECTION 16. TO BE COMPLETED BY APPLICANT/OWNER

Telephone Transfer Authorization: (See Prospectus for telephone transfer procedures.)

Your policy applied for, if issued, will automatically receive telephone transfer privileges described in the applicable prospectus unless instructions to the contrary are indicated below. These privileges allow you to give the registered representative/agent of record for this policy authority to make telephone transfers and to change the allocation of future payments among the Sub-Accounts on your behalf according to your instructions.

                      [ ] I do NOT want telephone transfer privileges.

Life Investors Insurance Company of America will not be liable for complying with telephone instructions it reasonably believes to be authentic, nor for any loss, damage, costs or expense in acting on such telephone instructions, and Policyowners will bear the risk of any such loss. Life Investors Insurance Company of America will employ reasonable procedures to confirm that telephone instructions are genuine, such as requiring forms of personal identification prior to acting upon such telephone instruction, providing written confirmation of such transactions to Policyowners and/or tape recording of telephone transfer request instructions received. If Life Insurance Company does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions.

 LIFE APPLICATION - PART 2
________________________________________________________________________________

SECTION 17. GENERAL INFORMATION - Provide details to "yes" answers in REMARKS.
                                  Include question number and related insured.

1. Have you or any Proposed Insured,

(A)    Ever had life, disability or health insurance
       declined, rated, modified, issued with an exclusion
       rider, canceled, or not renewed?                           [ ] Yes [ ] No

(B)    Is there an application for life, accident or
       sickness insurance now pending or contemplated on any
       proposed insured in this or any other company? If
       yes, give details in Agent's Report, Question 3.           [ ] Yes [ ] No

(C)    Within the past 5 years traveled or resided, or do
       you intend to travel or reside, outside the United
       States or Canada? If "yes," please indicate the
       destination(s), purpose, and duration.                     [ ] Yes [ ] No

(D)    Ever used or been convicted for possession of drugs,
       including but not limited to hallucinogens (LSD),
       Opiates (Heroin, Morphine), Marijuana, Cocaine,
       Sedatives or Inhalants?                                    [ ] Yes [ ] No

(E)    Within the past 3 years been charged with or
       convicted of any felony, or been on probation?             [ ] Yes [ ] No

(F)    Within the past 5 years been convicted of, a moving
       traffic violation, or plead guilty or no contest to,
       reckless driving or driving under the influence of
       alcohol or drugs? If "yes," list the violation(s),
       provide conviction(s) and date(s) of occurrence.           [ ] Yes [ ] No

(G)    Within the past 5 years engaged in, or planned to
       engage in, any sport including but not limited to:
       scuba diving, skydiving, or auto, motorcycle or
       motorboat racing? If "yes", please complete Sports
       Questionnaire, (Section 20).                               [ ] Yes [ ] No

(H)    Within the past 5 years made, or contemplated making,
       any flight other than as a fare-paying passenger?          [ ] Yes [ ] No

       If "yes," will you accept an exclusion rider? If "no" please complete Aviation Questionnaire, (Section 19).

(I)    Had any weight change in the past year?                    [ ] Yes [ ] No

(J)    Within the past 5 years been partially or totally
       disabled due to injury or disease?                         [ ] Yes [ ] No

(K)    Are you presently or do you intend to become a member
       of the Armed Forces, National Guard or a Reserve
       Unit? If "yes," please provide date(s).                    [ ] Yes [ ] No

(L)    Do you exercise? If "yes," describe type, how often
       per week, and how long per session?                        [ ] Yes [ ] No

(M)    Have you or any Proposed Insured ever used or are
       currently using alcoholic beverages?                       [ ] Yes [ ] No

       If "yes," please provide type of drinks consumed, the number of occasions a year, and the number of drinks consumed on those occasions.

Remarks
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

SECTION 18. NAME, ADDRESS AND TELEPHONE NUMBER OF PERSONAL PHYSICIAN
            (If none, so state)

Primary Insured            Joint or Additional Insured     Children

______________________     ___________________________   _______________________

______________________     ___________________________   _______________________

______________________     ___________________________   _______________________

______________________     ___________________________   _______________________

Date and reason last       Date and reason last         Date and reason last
consulted this physician   consulted this physician     consulted this physician

______________________     ___________________________   _______________________

______________________     ___________________________   _______________________

LIFE APPLICATION

SECTION 19. AVIATION QUESTIONNAIRE (Complete if applicable)
Type of License Now Held _________________  Date of Issue ______________________

Do you have an IFR (Instrument Flight Rating)? [ ] Yes [ ] No
If expired, do you intend to renew?            [ ] Yes [ ] No

Total solo hours flown as pilot. _______ Date of last flight as pilot. _________

Have you ever had an airplane accident? If yes, explain. [ ] Yes [ ] No
________________________________________________________________________________

Do you intend to fly outside the U.S.? If yes, explain. [ ] Yes [ ] No
________________________________________________________________________________

Is the aircraft you fly kept at an airport with suitable maintenance facilities? If no, explain. [ ] Yes [ ] No
________________________________________________________________________________

Do you want full coverage if an extra premium is necessary? [ ] Yes [ ] No

Do any of your duties require you to make flights?
If yes, explain. [ ] Yes [ ] No
________________________________________________________________________________

                           Hours as Pilot or Co-Pilot

                            Contemplated          Past            One to Two
TYPE OF FLYING             Next 12 Months      12 Months           Years Ago

COMMERCIAL (Flying for pay)
Scheduled passenger airline
--------------------------------------------------------------------------------
Employer owned aircraft for
employee transportation
--------------------------------------------------------------------------------
Crop dusting or aerial
spraying
--------------------------------------------------------------------------------
Check flying of repaired or
production line aircraft
--------------------------------------------------------------------------------
Student instruction
--------------------------------------------------------------------------------
Freight carrying or
non-scheduled passenger service,
charter or sight-seeing flying
--------------------------------------------------------------------------------
Other (describe)
--------------------------------------------------------------------------------
NON-COMMERCIAL (not flying
for pay)
Pleasure
--------------------------------------------------------------------------------
Personal business
transportation
--------------------------------------------------------------------------------
Instruction as student
--------------------------------------------------------------------------------
Other (describe)
--------------------------------------------------------------------------------
MILITARY
--------------------------------------------------------------------------------

SECTION 20. SPORTS QUESTIONNAIRE (Complete if applicable)

1. Parachuting - Skydiving - Jumps per year ________ Total No. of Jumps _______ Name of club ___________________________________

2. Racing - Have you engaged in or do you contemplate engaging in any of the following form(s) of racing? Give details below.

[ ] Automobile [ ] Hydroplane [ ] Motorcycle [ ] Motorboat
[ ] Other(s) Specify ___________________________________________________________

                    Last 12 Months                                   Contemplated Next 12 Months
                ----------------------     Average                   ---------------------------
Types of        Number of  Total Miles     Speed of   Fastest Speed  Number of       Total Miles
Racing*           Races       Raced      Fastest Race    Attained      Races            Raced
_____________  __________  __________    ____________  ____________  _________       ____________

_____________  __________  __________    ____________  ____________  _________       ____________

_____________  __________  __________    ____________  ____________  _________       ____________

* Examples:

  Automobile - midget, sportscar, stock car, championship, drag, kart.

  Motorcycle - hill climbing, cross country, circular track

  Motorboat  - unmodified, modified, experimental. Unlimited hydroplane - jet, other.

Over what type track do you race? (e.g., oval, simulated road.)_________________

Do you race professionally or for cash prizes? _________________________________

Additional remarks clarifying answers to above questions _______________________

3. Scuba Diving - Have you engaged in or do you contemplate engaging in any form of scuba diving? [ ] Yes [ ] No Give details below.

                                        Last 12 Months                     Contemplated Next 12 Months
                         ---------------------------------------      --------------------------------------
                         Number of Dives     Avg Time Underwater      Number of Dives    Avg Time Underwater
Depth of Dives (Feet)                             Per Dive                                    Per Dive
---------------------    ---------------    --------------------      ----------------   --------------------
         Less Than 75    _______________    ____________________      ________________   ____________________

               76-100    _______________    ____________________      ________________   ____________________

         100 and Over    _______________    ____________________      ________________   ____________________

 LIFE APPLICATION
________________________________________________________________________________
SECTION 21. MEDICAL QUESTIONS - Each question must be individually asked and answered.

Give the details of "Yes" answers below. Identify question number; state signs, symptoms and diagnosis of each illness or injury. List the details and results of any treatment; List the name, full address and dates of each health care provider consulted.

To the best of your knowledge, has any Proposed Insured within the last 10 years had or been told by a member of the medical profession that he or she had, or has been treated for:

1)     Illness, injury or disease of the eyes, ears, nose or
       throat?                                                    [ ] Yes [ ] No

2)     Epilepsy, seizures, chronic headaches, head injury,
       paralysis, or other disorder of the nervous system?        [ ] Yes [ ] No

3)     Anxiety, depression, affective disorder, eating
       disorder, psychotic disorder, or other psychiatric
       treatment?                                                 [ ] Yes [ ] No

4)     Asthma, emphysema, tuberculosis, shortness of breath,
       persistent hoarseness or cough, or other respiratory
       illness or disease?                                        [ ] Yes [ ] No

5)     High blood pressure, heart attack, stroke, heart
       murmur, palpitation, arrhythmia, chest pain,
       rheumatic fever, or other illness or disease of the
       heart or circulatory system?                               [ ] Yes [ ] No

6)     Ulcer, colitis, Crohn's disease, diverticulitis,
       hepatitis, intestinal bleeding, or illness or disease
       of the gallbladder, stomach, intestines, or liver?         [ ] Yes [ ] No

7)     Sugar, albumin, or blood in urine, or other illness
       or disease of the kidneys, bladder, or urinary
       system?                                                    [ ] Yes [ ] No

8)     Diabetes, thyroid disorder, cholesterol elevation,
       anemia, or other illness or disease of the blood?          [ ] Yes [ ] No

9)     Arthritis, gout, lupus, illness, injury or disease of
       the back, spine or joints, or other illness, injury
       or disease of the muscles or bones?                        [ ] Yes [ ] No

10)    Disease or disorder of the skin, cysts, tumor, skin
       cancer or any other cancer or malignancy?                  [ ] Yes [ ] No

11)    Any illness or disease of the male or female
       reproductive organs, sexually transmitted disease,
       prostate problems, irregular menstruation or abnormal
       pap test?                                                  [ ] Yes [ ] No

12)    An examination, treatment or consultation with a
       doctor or health care provider other than above?           [ ] Yes [ ] No

13)    Had or been advised to have a check-up, consultation,
       lab test, EKG, X-Ray, or other diagnostic test?            [ ] Yes [ ] No

14)    Received or been advised to have treatment for drug
       usage, whether legal or illegal, alcoholism or been a
       member of AA?                                              [ ] Yes [ ] No

15)    Are you currently under the observation of a
       physician or taking medication?                            [ ] Yes [ ] No

16)    Family History: Is there a history of cardiovascular
       disease or cancer in parent/siblings prior to age 60?      [ ] Yes [ ] No

                                 FAMILY HISTORY

            Age if                          Age of
Insured     Living?     Status of Health    Death?           Cause of Death?
-------     -------     ----------------    ------      ------------------------
Father      _______     ________________    ______      ________________________

Mother      _______     ________________    ______      ________________________

Sibling(s)  _______     ________________    ______      ________________________

            Age if                          Age of
Spouse      Living?     Status of Health    Death?           Cause of Death?
-------     -------     ----------------    ------      ------------------------

Father      _______     ________________    ______      ________________________

Mother      _______     ________________    ______      ________________________

Sibling(s)  _______     ________________    ______      ________________________


SECTION 21A. DETAILS TO "YES" ANSWERS FOR MEDICAL QUESTIONS SECTION

                                                                                                      Name, Address and Phone# of
Question #     Proposed Insured's Name     Date, Diagnosis, Treatment, Results, and Duration         Attending Doctor and Hospital
----------     -----------------------     -------------------------------------------------         -----------------------------
__________     _______________________     _________________________________________________         _____________________________

__________     _______________________     _________________________________________________         _____________________________

__________     _______________________     _________________________________________________         _____________________________

__________     _______________________     _________________________________________________         _____________________________

__________     _______________________     _________________________________________________         _____________________________

__________     _______________________     _________________________________________________         _____________________________

__________     _______________________     _________________________________________________         _____________________________

__________     _______________________     _________________________________________________         _____________________________

__________     _______________________     _________________________________________________         _____________________________

__________     _______________________     _________________________________________________         _____________________________

__________     _______________________     _________________________________________________         _____________________________

__________     _______________________     _________________________________________________         _____________________________

LIFE APPLICATION
________________________________________________________________________________
SECTION 21B. MEDICAL QUESTIONS - CONTINUED - Provide details to "yes" answer in
                                             REMARKS. Include related insured.

Please complete the AIDS question for the state the application is signed in as indicated below. If this state is not listed, answer the first question.

17)  Have you or any Proposed Insured EVER been diagnosed as having or been treated for AIDS, or AIDS Related
     Complex (ARC) or tested positive for the AIDS virus?         [ ] Yes [ ] No

For applicants in:

ARIZONA        Have you or any Proposed Insured EVER, been
               diagnosed as having or been treated for AIDS,
               or AIDS Related Complex (ARC)?                     [ ] Yes [ ] No

CALIFORNIA     Have you or any Proposed Insured EVER, had or
               been told you/they have AIDS, or AIDS Related
               Complex (ARC), or been tested for HIV
               antibodies for the purpose of obtaining
               insurance?                                         [ ] Yes [ ] No

CONNECTICUT    Have you or any Proposed Insured EVER, been
               diagnosed as having or been treated for
               Acquired Immune Deficiency Syndrome (AIDS),
               AIDS Related Complex (ARC), or AIDS related
               conditions?                                        [ ] Yes [ ] No

FLORIDA        Have you or any Proposed Insured EVER, tested
               positive for exposure to the HIV infection,
               or been diagnosed as having ARC, or AIDS
               caused by the HIV infection?                       [ ] Yes [ ] No

GEORGIA,HAWAII, ILLINOIS, NEW JERSEY Have you or any
               Proposed insured EVER, been diagnosed as
               having or been treated, by a member of the
               medical profession for AIDS, or AIDS Related
               Complex (ARC)?                                     [ ] Yes [ ] No

MAINE          Have you or any Proposed Insured EVER, been
               diagnosed as having or been treated for AIDS,
               or AIDS Related Complex (ARC)? ANSWER THIS
               QUESTION NO IF YOU HAVE TESTED POSITIVE FOR
               HIV AND HAVE NOT DEVELOPED SYMPTOMS OF THE
               DISEASE AIDS.                                      [ ] Yes [ ] No

MARYLAND, MASSACHUSETTS, NEW MEXICO, and NORTH CAROLINA
               Have you or any Proposed Insured EVER, been diagnosed as having or been treated for Acquired Immune Deficiency Syndrome (AIDS) or
               AIDS Related Complex (ARC), or tested
               positive for Human Immunodeficiency Virus
               (HIV)?                                             [ ] Yes [ ] No

MISSOURI, OHIO Have you or any Proposed Insured EVER,
               been diagnosed as having or been treated for
               AIDS, or AIDS Related Complex (ARC) or tested
               positive for the HTLV-III test?                   [ ] Yes [ ]  No

NORTH DAKOTA   Have you been diagnosed or treated by
               a member of the medical profession as having
               AIDS, ARC or the HIV infection?                    [ ] Yes [ ] No

VERMONT        Have you or any Proposed Insured EVER, been
               diagnosed, by a person licensed as a medical
               physician, as having or been treated for AIDS
               or AIDS Related Complex (ARC)?                     [ ] Yes [ ] No

WASHINGTON     Have you or any Proposed Insured EVER had or
               been treated or diagnosed by a member of the
               medical profession for immune deficiency
               disorder, AIDS (Acquired Immune Deficiency
               Syndrome) or ARC (AIDS Related Complex) or
               test results indicating exposure to the AIDS
               virus?                                             [ ] Yes [ ] No

WISCONSIN      Have you or any Proposed Insured EVER, been
               diagnosed, by a member of the medical
               profession as having or been treated for
               AIDS, or AIDS Related Complex (ARC) or tested
               positive for the AIDS virus? Tests for
               HIV/AIDS must be limited to FDA-licensed
               blood test. Test results received at
               anonymous counseling and testing sites or
               from home test kits need not be disclosed.         [ ] Yes [ ] No

REMARKS

SECTION 22. FAIR CREDIT REPORTING PRE-NOTICE

A routine investigative consumer report may possibly be made regarding your general reputation, character, mode of living and personal characteristics. This information may be obtained through personal interviews with your friends, neighbors and associates. Should you desire additional information on the nature and scope of such a report, you may write the Underwriting Department, Life Investors Insurance Company of America, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499, (319) 398-8511.

Information regarding your insurability will be treated as confidential. Life Investors Insurance Company of America or its reinsurers may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02122, telephone number
(617) 426-3660.

Life Investors Insurance Company of America or its reinsurers may also release information in this file to other life insurance companies to whom you may apply for life or health insurance or to whom a claim for benefits may be submitted.

LIFE APPLICATION
________________________________________________________________________________

SECTION 23. TAXPAYER ID

                    TAXPAYER IDENTIFICATION NUMBER STATEMENT

Taxpayer Identification Number of Policyholder:_________________________________

            Social Security Number or Employer Identification Number
--------------------------------------------------------------------------------
Check the box if you ARE NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code [ ]
--------------------------------------------------------------------------------
Check the box if you ARE subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code [ ]
--------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the following certification required to avoid backup withholding.
--------------------------------------------------------------------------------
Under penalties of perjury, I hereby certify (1) that the Social Security or Taxpayer I.D. number listed above is correct and (2) that my current status regarding backup withholding is correct.
--------------------------------------------------------------------------------

SECTION 24. AUTHORIZATION TO OBTAIN INFORMATION

I authorize any physician, medical professional, hospital, clinic, other medical care institution, the Medical Information Bureau, Inc., insurance company, Department of Motor Vehicle Records, consumer reporting agency, or employer having information available as to employment, other insurance coverage, medical care, advice or treatment with respect to any physical or mental condition regarding me to give such information to Life Investors Insurance Company of America, its reinsurers, or any consumer reporting agency except the Medical Information Bureau acting on Life Insurance Company's behalf.

I authorize Life Investors Insurance Company of America to obtain an investigative consumer report on me.

I understand that this information will be used by Life Investors Insurance Company of America or its reinsurers, to determine eligibility for life insurance.

I agree that this authorization is valid for two and one-half years from the date signed. I know that I have the right to receive a copy of this authorization upon request. I agree that a photographic copy of this authorization is as valid as the original.

I have received a copy of the "Notice of Information Practices" attached to this application.

I also hereby authorize Life Investors Insurance Company of America to provide its affiliated companies any and all information provided herein and obtained hereafter on me.

This authorization shall be valid from the date signed below until affirmatively withdrawn in writing by myself.

SECTION 25. REPRESENTATIONS

I represent that the statements and answers in this application are true and complete to the best of my knowledge.

I understand that I should consult my own tax and/or legal counsel as to the consequences of using this product in conjunction with my own particular tax or financial plan.

It is agreed that:

(a) the statements and answers given in this application, and any amendments or application supplements to it or statements made to the medical examiner, will be the basis of any insurance issued;

(b) no agent or medical examiner has the authority to make or alter any contract for the Company;

(c) if a premium deposit is given in exchange for the Conditional Receipt, no insurance shall take effect unless all of the conditions set out in that receipt are satisfied;

(d) if a premium deposit is not given, no insurance shall take effect unless all of the following conditions are satisfied;

          (1) a policy issued by the Company is delivered to and accepted by the owner during the lifetime of each person to be covered by such policy,
          (2) the full first premium is paid, and (3) the health and insurability of each person proposed for insurance has not changed since the date of this application.

Signed at ______________________________  __________________ on _______________
                    (city)                     (state)            (date)

_____________________________  _________________________________________________
Signature of proposed insured  Print Agent Name       Social Security # of Agent

_____________________________  _________________________________________________
Signature of Additional/       Signature of Agent           State License #
Joint Insured

_____________________________  _________________________________________________
Signature of Additional/       Signature of Agent           State License #
Joint Insured

_____________________________  _________________________________________________
Signature of applicant         Signature of Agent           State License #
(owner) other than the
proposed insured
(If business insurance,
show title of officer and
name of firm)

_____________________________  _________________________________________________
Signature of parent or legal    Signature of Agent State License #
guardian for insured(s)

Total Amount Paid: $ ______________ [ ] Check [ ] COM [ ] Other ________________

                   LIFE INSURANCE INVESTORS COMPANY OF AMERICA

                                 FRAUD WARNING

The following states require that insurance applicants acknowledge a fraud warning statement.

Please refer to the fraud warning statement for your state as indicated below.

For applicants in ARKANSAS
--------------------------
Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

_______________________________________________     ____________________________
Applicant's Signature                                             Date

For applicants in COLORADO
--------------------------
It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

_______________________________________________     ____________________________
Applicant's Signature                                             Date

For applicants in FLORIDA
-------------------------
Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony in the third degree.

_______________________________________________     ____________________________
Applicant's Signature                                             Date

For applicants in KENTUCKY, OHIO, and PENNSYLVANIA
--------------------------------------------------
Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or a statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

_______________________________________________     ____________________________
Applicant's Signature                                             Date

For applicants in MAINE, VIRGINIA and DISTRICT OF COLUMBIA
----------------------------------------------------------
It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

_______________________________________________     ____________________________
Applicant's Signature                                             Date

For applicants in MINNESOTA
---------------------------
A person who files a claim with intent to defraud or helps commit a fraud against an insurer is guilty of a crime.

_______________________________________________     ____________________________
Applicant's Signature                                             Date

For applicants in NEW JERSEY
----------------------------
Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

_______________________________________________     ____________________________
Applicant's Signature                                             Date

For applicants in NEW MEXICO
----------------------------
Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and criminal penalties.

_______________________________________________     ____________________________
Applicant's Signature                                             Date

AGENT'S REPORT

1. a) How long have you known the Proposed Insured?
   _____________________________________________________________________________

   b) Relationship to the Proposed Primary Insured:
   _____________________________________________________________________________

   c) Are you financially responsible for the Proposed Primary Insured?

                                 [ ] Yes [ ] No

2. Did you give the "Notice of Information Practices" to the Proposed Insured?

                                 [ ] Yes [ ] No

3. Are you submitting or do you plan to submit an application on any Proposed Insured on this application to any other company?

                                 [ ] Yes [ ] No

          Company Name ___________________________

          Face amount $___________________________

          Total face amount to be placed with all companies
          _________________________________________________


4. Will the policy applied for replace or change any existing life insurance policy or annuity?

                                 [ ] Yes [ ] No

   If "Yes", explain and submit special replacement form if required in your state._______________________________________________________________________

5. Medical Examination

   Are you arranging for the Medical Requirements

   [ ] Yes Paramedical Service used: ___________________________________________

   [ ] No Request Life Insurance Investors Company of America order medical reqs.

6. Was the money taken with the application?

                                 [ ] Yes [ ] No

   If "Yes", was the Conditional Receipt completed and given to the applicant?

                                 [ ] Yes [ ] No

7. Did you ask all questions in the presence of the Proposed Insured(s)?

                                 [ ] Yes [ ] No

8. Was a Confidential Service Sheet or some other needs analysis tool completed during the interview?

                                 [ ] Yes [ ] No

   (If "No," explain) _________________________________________


9. Are you aware of anything about the health, habits, avocation, environment or mode of living, except as may be related directly or indirectly to sexual orientation, which may affect the insurability of any person proposed for insurance?

                                 [ ] Yes [ ] No

10. If Proposed Insured is a juvenile (ages 0 through 15):

   (a) Did you personally see child? [ ] Yes [ ] No
   (b) Does child live with parents? [ ] Yes [ ] No
   (If "No," explain) __________________________________________________________
   (c) Life insurance in force on parent's life?
       _________________________________________________________________________
   (d) Life insurance applied for or in force on brothers and sisters?
       _________________________________________________________________________

11. Is Proposed Insured or Owner related to any InterSecurities, Inc. officer or employee?
                                 [ ] Yes [ ] No

12. Is Proposed Insured or Owner a licensed Representative of any Broker/
    Dealer?
                                 [ ] Yes [ ] No

    If "Yes," Name and Address of Broker/Dealer
    ____________________________________________________________________________

13. Type of Sale (check two)

[ ] Direct                                         [ ] Pension or Profit Sharing
[ ] Personal Needs Analysis                        [ ] Salary Savings (EICS)
[ ] Estate Planning                                [ ] Gift
[ ] Business Insurance                             [ ] Salary Allotment

                               Purpose of Policy

[ ] Personal Insurance                             [ ] Business Insurance
[ ] Mortgage                                       [ ] Buy-Sell
[ ] Retirement                                     [ ] Key Employee
[ ] Education                                      [ ] Executive Bonus
[ ] Estate Liquidity                               [ ] Deferred Compensation
[ ] Income to Family                               [ ] Split Dollar
[ ] Cash Accumulation                              [ ] Reserve Split Dollar
[ ] Wealth Replacement                             [ ] Other

14. Was this plan sold, presented or illustrated as a VEBA, welfare benefit concept as defined under IRC Section 419, Charitable Legacy Plan, Charitable Retirement Plan, Charitable Remainder Life Program, or other similar arrangement?
                                 [ ] Yes [ ] No

    If "Yes," have you completed and attached the required Disclosure, Acknowledgment and Release Form and the accompanying Attorney's Statement?

                                 [ ] Yes [ ] No

15. Did you comply with all requirements relative to obtaining Informed Consent for HIV and AIDS testing?
                                 [ ] Yes [ ] No

Writing Agent Name _____________________________________________________________

Agent No. ______________________________________________________________________

Agent's Telephone Number _______________________________________________________

Agent's Social Security Number _________________________________________________

Agent's Fax Number _____________________________________________________________

Percent of Agent's Split _______________________________________________________

Split Agent Name _______________________________________________________________

Agent No. Percent of Agent's Split _____________________________________________

Split Agent Name _______________________________________________________________

Agent No. Percent of Agent's Split _____________________________________________

Remarks  _______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

I submit this application assuming full responsibility for delivery of any coverage issued and for immediate transmittal to the Company of the first premium when collected. I know of no condition affecting the insurability of any person proposed for insurance not fully set forth herein. I certify that a Notice of Information Practices statement was given to the Applicant when this application was taken. (If applicable)

$________________ has been paid by the Applicant with this application

____________________________________________________________________
                       Signature of Writing Agent

                   LIFE INVESTORS INSURANCE COMPANY OF AMERICA

          (Hereafter called the Company, we, our or us) (319-398-8511)

   Home Office located at: 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499

 ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE INSURANCE COMPANY - DO NOT MAKE
              CHECK PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.

Received from _______________________ this _______ day of ______________, ______
an automatic payment authorization to withdraw the sum of _____ from my account, cash/check for the sum of _______________________________________ ,

in connection with the application with LIFE INVESTORS INSURANCE COMPANY OF AMERICA. You understand and agree that, subject to the Conditions of Coverage stated below, the insurance shall be effective on the date of the application, or the date of performance of any medical examination or other Underwriting requirements required by LIFE INSURANCE INVESTORS COMPANY OF AMERICA, whichever is later, or any later date requested by the applicant. Any offer of insurance and/or any insurance that comes into effect according to the terms of this conditional receipt shall only become effective if the Conditions of Coverage provision below is satisfied.

Liability Limits

The insurance which may take effect under this receipt before the policy and/or certificate is delivered shall not exceed: (a) the amount applied for, or (b) $500,000, whichever is smaller, less all other sums payable by the Company for the death of a proposed insured under any other receipt or pending application. If a proposed insured is not yet 15 days old or is more than 60 years old, no insurance shall take effect until the policy and/or certificate is delivered.

If the insurance is not approved, a full refund of the amount shown above will be made upon surrender of this receipt.

Conditions of Coverage

1. If all of the following conditions of coverage have been met, then insurance will go into force on the effective date subject to the liability limits shown above and subject to the conditions of the policy applied for. The conditions of coverage are that:

     (a) the full first premium on the premium mode selected for the policy benefits applied for, including any additional premium required for restrictions or benefits, is paid when the application is signed, and

     (b) each proposed insured has completed any required medical examinations, diagnostic tests, interviews or supplied LIFE INVESTORS INSURANCE COMPANY OF AMERICA with any additional information, and

     (c) each proposed insured is, on the effective date, insurable and acceptable to the Company under its rules, limits and underwriting standards for the plan and for the amount applied for without modification and at the rate of premium paid.

2. If insurance does not take effect, under these conditions, then no insurance shall take effect unless a policy is delivered to and accepted by the applicant, and the full first premium paid before any change in the insurability of any proposed insured since the date of application.

3.   The "Effective Date" is the latest of:

     (a) the date of the application, or

     (b) the date all required medical examinations or diagnostic tests are completed, or

     (c) the date of issue if any requested in the application unless underwriting is not yet completed, or

     (d) the date of underwriting approval.

4. If insurance does not take effect as provided in this receipt, or if the sum receipted for herein is less than the full first premium on the premium mode selected and for the policy applied for, the Company's only liability shall be to accept this receipt as cash toward payment on the first payment on the first premium of any policy and/or certificate issued under the application, or return the amount paid if no policy and/or certificate is issued.

Type of Policy and/or Certificate ______________________________________________

____________________________________    ________________________________________
Signature of Applicant                       Signature of Licensed Agent

____________________________________    ________________________________________
Signature of Applicant                       Signature of Licensed Agent

                   LIFE INVESTORS INSURANCE COMPANY OF AMERICA
        Home Office: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499

                        NOTICE OF INFORMATION PRACTICES
                (Please detach and give to the Proposed Insured)

Thank you for applying to Life Investors Insurance Company of America. We appreciate your efforts in completing each part of the application truthfully, accurately and completely.

Underwriting

Once we receive your application, we will begin an evaluation process called underwriting to determine whether you are eligible for insurance and, if so, the rate you should pay for that insurance. We may find that we are unable to give you the insurance you have applied for or that we are able to give it to you only on a modified basis or at a rate greater than our lowest rate. For example, if you have ever used any kind of tobacco or any other nicotine product, you may not be eligible for our lowest rate. Your application will be our primary source of information; therefore, it must be true, complete, and accurate. You must inform us of a change to any answer in any part of your application before accepting delivery of a policy; in fact, you agree to do so when you sign your application. We may seek information from other sources to help us evaluate the information you give us on your application.

Contestability

We strongly urge you to review the completed application closely for accuracy. A claim may be denied or your coverage may be rescinded or contested by a lawsuit if the application is incomplete or if it contains false statements, misrepresentations, acts omissions, or is procured by fraud. If the policy is rescinded or the lawsuit is successful, the policy will be void and coverage will be lost. Any policy that is delivered to you will indicate when and under what circumstances it may be contested as required by law. Please be aware that if the application contains false or deceptive statements and you submitted it with the intent to defraud or to facilitate fraud against us, you may also be guilty of insurance fraud.

Replacement of Existing Coverage

If you intend to replace existing coverage, tell the agent of your intention and answer "yes" to the replacement question in the application; state law may require the agent to give you information that will help you compare the policy you are applying for with the policy you intend to replace. If you are undecided about keeping existing coverage, indicating an intention to replace existing coverage may help you get the information you need to make a decision. If you do replace existing coverage, the new policy may contain new suicide and contestable periods as required by law. The following would be considered replacement; you stop paying premiums on an existing policy or surrender an existing policy before or shortly after applying to us or you borrow from an existing policy to pay premiums for the insurance for which you are applying. State law may define replacement to include other situations. Please ask your agent if you are unsure.

Insurance Information Practices

We will rely primarily on information provided by you. We may supplement that information with information from other sources such as medical professionals who have treated you. In some cases, we may ask a consumer reporting agency to collect information and submit an inves tigative consumer report to us as explained in this Notice under Federal Fair Credit Reporting Act. You may request to be interviewed in connection with the preparation of this report. In certain limited situations, we are allowed by law to disclose necessary items of personal information to third parties without your specific authorization. You have the right to be told about, and to see and copy if you wish, items of personal information about you that appear in our files, including information contained in investigative consumer reports. You also have the right to seek correction of information you believe to be inaccurate. We will send you a more detailed explanation of our information practices if you send us a written request. You may send your request to the Director of Underwriting, Life Investors Insurance Company of America, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499.


Fair Credit Reporting Pre-Notice

A routine investigative consumer report may possibly be made regarding your general reputation, character, mode of living, and personal characteristics. This information may be obtained through personal interviews with your friends, neighbors and associates. Should you desire additional information on the nature and scope of such a report, you may write the Underwriting Department, Life Investors Insurance Company of America, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499. You have the right to request additional information concerning the nature and scope of the investigation to be performed. To make this request, you must write the Underwriting Department, Life Investors Insurance Company of America, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499. You are entitled to be interviewed in connection with any investigative consumer report and to receive a copy of such report.

MIB Disclosure Notice

Information regarding your insurability will be treated as confidential. Life Investors Insurance Company of America or its reinsurers may, however, make a brief report to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member for life or health insurance coverage, or a claim for benefits is submitted to such a Company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02122, telephone number
(617)426-3660.

Life Investors Insurance Company of America or its reinsurers may also release information in this file to other life insurance companies to whom you may apply for life or health insurance or to whom a claim for benefits may be submitted.